Temporary Equity	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Temporary Equity	Temporary Equity
Pursuant to SoFi Technologies’ Certificate of Incorporation dated May 28, 2021, the Company is authorized to issue 100,000,000 shares of preferred stock having a par value of $0.0001 per share (“SoFi Technologies Preferred Stock”) and 100,000,000 shares of redeemable preferred stock having a par value of $0.0000025 per share (“SoFi Technologies Redeemable Preferred Stock”). The Company’s Board of Directors has the authority to issue SoFi Technologies Preferred Stock and SoFi Technologies Redeemable Preferred Stock and to determine the rights, preferences, privileges and restrictions, including voting rights, of those shares. The authorized shares of SoFi Technologies Redeemable Preferred Stock is inclusive of 4,500,000 shares of Series 1 redeemable preferred stock (“Series 1 Redeemable Preferred Stock”), which reflect the conversion on a one-for-one basis of shares of Social Finance Series 1 preferred stock in conjunction with the Business Combination. Shares of SoFi Technologies Series 1 Redeemable Preferred Stock that are redeemed, purchased or otherwise acquired by the Company will be canceled and may not be reissued by the Company. The Series 1 Redeemable Preferred Stock remains classified as temporary equity because the Series 1 Redeemable Preferred Stock is not fully controlled by the issuer, SoFi Technologies. See “Series 1 Preference and Rights” for additional provisions of the SoFi Technologies Series 1 Redeemable Preferred Stock.
In addition to the Series 1 preferred stock, prior to the Business Combination, the Company had outstanding shares of Series A, Series B, Series C, Series D, Series E, Series F, Series G, Series H and Series H-1 preferred stock (collectively, “Preferred Stock”). Immediately prior to the Business Combination, all shares of the Company’s outstanding Preferred Stock, other than the Series 1 preferred stock, converted into a total of 465,832,666 shares of SoFi Technologies common stock on the following basis (15,000,000 of which were classified as redeemable common stock and immediately redeemed subsequent to the Business Combination):
•each share of Social Finance Series A, Series B, Series C, Series D, Series E and Series H-1 preferred stock was converted into the right to receive shares of SoFi Technologies common stock equal to the Exchange Ratio (as discussed in Note 2);
•each share of Social Finance Series F preferred stock was converted into the right to receive shares of SoFi Technologies common stock equal to 1.1102 multiplied by the Exchange Ratio;
•each share of Social Finance Series G preferred stock was converted into the right to receive shares of SoFi Technologies common stock equal to 1.2093 multiplied by the Exchange Ratio; and
•each share of Social Finance Series H preferred stock was converted into the right to receive shares of SoFi Technologies common stock equal to 1.0863 multiplied by the Exchange Ratio (except for shares of Series H preferred stock held by our Chief Executive Officer, which were converted into the right to receive shares of SoFi Technologies common stock equal to the Exchange Ratio).
As of December 31, 2021, there were no shares of SoFi Technologies Preferred Stock issued and outstanding and there were 3,234,000 shares of SoFi Technologies Series 1 Redeemable Preferred Stock issued and outstanding, which had an original issuance price of $100.00.
Recent Issuances and Redemptions
In conjunction with the Business Combination, we redeemed and canceled 15,000,000 shares of redeemable SoFi Technologies common stock for a purchase price of $150.0 million.
During December 2020, we exercised a call and redeemed certain shares of redeemable preferred stock, which were retired upon receipt and for which the cash payment was made in January 2021. See Note 15 for additional information.
Series 1 Preference and Rights
On January 7, 2021 the Company and (i) entities affiliated with Silver Lake, which is affiliated with Michael Bingle, one of the directors of SoFi, (ii) entities affiliated with the Qatar Investment Authority (“QIA”), which is affiliated with Ahmed Al-Hammadi, one of the directors of SoFi, and (iii) Mr. Noto, the Chief Executive Officer and one of the directors of SoFi, entered into the Amended and Restated Series 1 Preferred Stock Investors’ Agreement
(the “Amended Series 1 Agreement”), which amended the Series 1 Preferred Stock Investors’ Agreement dated May 29, 2019 (the “Original Series 1 Agreement”). Under the Original Series 1 Agreement, the Series 1 preferred stock had limited price protection in the instance that the Company liquidated, finalized an initial public offering, or sold control of the Company to a third party, which events would have triggered a special payment provision. In conjunction with the Business Combination, the Amended Series 1 Agreement amended the original special payment provision to provide for a one-time special payment of $21.2 million to Series 1 preferred stockholders, which was paid from the proceeds of the Business Combination and settled contemporaneously with the Business Combination. The special payment was recognized within noninterest expense—general and administrative in the consolidated statements of operations and comprehensive income (loss), as this feature was accounted for as an embedded derivative that was not clearly and closely related to the host contract, and will have no subsequent impact on our consolidated financial results. The Series 1 Redeemable Preferred Stock has no stated maturity.
In addition, in connection with the Business Combination, the Series 1 preferred stockholders entered into the Series 1 Registration Rights Agreement upon request by QIA, which provides Series 1 preferred stockholders with certain registration rights, provides for certain shelf registration filing obligations by SoFi and limits the future registration rights that SoFi may grant other parties.
Dividends
Prior to the Business Combination, no dividends were declared or paid subject to the preferred stock dividend provisions. Subsequent to the Business Combination, the dividend provisions were no longer in effect.
Pursuant to the SoFi Technologies Certificate of Incorporation, the SoFi Technologies Series 1 preferred stock are entitled to receive cumulative cash dividends from and including the date of issuance of such shares at a fixed rate equal to $12.50 per annum per share, or 12.5% per annum, of the SoFi Technologies Series 1 Redeemable Preferred Stock share price of $100.00 (“Series 1 Dividend Rate”). The Series 1 Dividend Rate resets to a new fixed rate on the fifth anniversary of May 29, 2019, the original Series 1 preferred stock issue date (“Series 1 Original Issue Date”) and on every subsequent one-year anniversary of the Series 1 Original Issue Date (“Dividend Reset Date”), equal to six-month LIBOR as in effect on the second London banking day prior to such Dividend Reset Date plus a spread of 9.94% per annum. Series 1 preferred stockholders prior to the Business Combination who received shares of SoFi Technologies Series 1 Redeemable Preferred Stock at the effective time of the Merger remained entitled to receive dividends accrued but unpaid as of the date of the Agreement in respect of such shares of Series 1 Redeemable Preferred Stock.
During the years ended December 31, 2021, 2020 and 2019, the Series 1 preferred stockholders were entitled to dividends of $40,426, $40,536 and $23,923, respectively. There were no dividends payable as of December 31, 2021 and 2020.
Dividends are payable semiannually in arrears on the 30th day of June and 31st day of December of each year, when and as authorized by the Board of Directors. The Company may defer any scheduled dividend payment for up to three semiannual dividend periods, subject to such deferred dividend accumulating and compounding at the applicable Series 1 Dividend Rate. If the Company defers any single scheduled dividend payment on the Series 1 Redeemable Preferred Stock for four or more semiannual dividend periods, the Series 1 Dividend Rate applicable to (i) the compounding following the date of such default on all then-deferred dividend payments (whether or not deferred for four or more semiannual dividend periods) is applied on a go-forward basis and not retroactively, and (ii) new dividends declared following the date of such default and the compounding on such dividends if such new dividends are deferred shall be equal to the otherwise applicable Series 1 Dividend Rate plus 400 basis points. This default-related increase shall continue to apply until the Company pays all deferred dividends and related compounding. Once the Company is current on all such dividends, it may again commence deferral of any pre-scheduled dividend payment for up to three semiannual dividend periods, following the same procedure as outlined in the foregoing. There were no dividend deferrals during the years ended December 31, 2021 and 2020.
Conversion
Subsequent to the Business Combination, the conversion provisions in respect of each series of preferred stock were no longer in effect, other than the Series 1 Redeemable Preferred Stock, which did not have any rights of conversion. Pursuant to the SoFi Technologies Certificate of Incorporation, the Series 1 Redeemable Preferred Stock continue not to have any rights to convert into shares of any other class or series of securities of the Company.
Liquidation
Subsequent to the Business Combination, the liquidation provisions in respect of every series of preferred stock, other than Series 1 Redeemable Preferred Stock, were no longer in effect. Pursuant to the SoFi Technologies Certificate of Incorporation, with respect to rights to the distribution of assets upon the Company’s liquidation, dissolution or winding up, the Series 1 Redeemable Preferred Stock is senior to all classes or series of common stock, non-voting common stock, SoFi Technologies Preferred Stock and any other class or series of capital stock of the Company now or hereafter authorized, issued or outstanding that, by its terms, does not expressly provide that it ranks senior to or pari passu with the Series 1 Redeemable Preferred Stock.
Settlement Rights
Pursuant to the SoFi Technologies Certificate of Incorporation, the Series 1 Redeemable Preferred Stock is redeemable at SoFi’s option in certain circumstances. SoFi may, at any time but no more than three times, at its option, settle the Series 1 Redeemable Preferred Stock, in whole or in part, but if in part, in an amount no less than (i) one-third of the total amount of Series 1 Redeemable Preferred Stock outstanding as of May 28, 2021 or (ii) the remainder of Series 1 Redeemable Preferred Stock outstanding (the “Minimum Redemption Amount”). In addition, SoFi may, at its option, settle for cash the Series 1 Redeemable Preferred Stock in whole, but not in part, within 120 days of the occurrence of a Change of Control (as that term is defined in the SoFi Technologies Certificate of Incorporation), which would result in a payment of the initial purchase price of the Series 1 preferred stock of $323.4 million plus any unpaid dividends on such stock (whether deferred or otherwise) (the “Series 1 Redemption Price”). Such settlement is determined at the discretion of the Board of Directors. If any such optional redemption by the Company occurs either (i) prior to the fifth anniversary of the Series 1 Original Issue Date or (ii) after the fifth anniversary of the Series 1 Original Issue Date and not on a Dividend Reset Date, the Series 1 Redeemable Preferred Stock is entitled to receive an amount in cash equal to any such dividends that would have otherwise been payable to the holder on its redeemed shares of Series 1 Redeemable Preferred Stock for all dividend periods following the applicable optional redemption date up to and including the Dividend Reset Date immediately following such optional redemption date.
If the Series 1 Redeemable Preferred Stock is not earlier redeemed by the Company, each holder of Series 1 Redeemable Preferred Stock has the right to require SoFi to settle for cash some or all of their Series 1 Redeemable Preferred Stock, in each case at the Series 1 Redemption Price, in the following circumstances: (i) within 120 days of the occurrence of a Change of Control, or (ii) during the six-month period following (a) a default in payment of any dividend on the Series 1 Redeemable Preferred Stock, or (b) the cure period for any covenant default under the SoFi Technologies Certificate of Incorporation. The Series 1 preferred stock had similar redemption provisions under the Original Series 1 Agreement. Pursuant to the Amended Series 1 Agreement, in January 2021, the Series 1 preferred stockholders waived their rights in the event of a liquidation, including the right to immediately receive the Series 1 proceeds. Therefore, the Series 1 preferred stock redemption value remained at $323.4 million subsequent to the Business Combination. The Series 1 Redeemable Preferred Stock remains in temporary equity following the Business Combination because the Series 1 Redeemable Preferred Stock is not fully controlled by SoFi.
Voting Rights
Subsequent to the Business Combination, the liquidation provisions in respect of every series of preferred stock, other than Series 1 Redeemable Preferred Stock, were no longer in effect. Pursuant to the SoFi Technologies Certificate of Incorporation, the Series 1 preferred stockholders do not have explicit board of director rights.
Warrants
In connection with the Series 1 and Series H preferred stock issuances during the year ended December 31, 2019, we also issued 12,170,990 Series H warrants, which were initially accounted for as liabilities in accordance with ASC 480, and were included within accounts payable, accruals and other liabilities in the consolidated balance sheets. At inception, we allocated $22.3 million of the $539.0 million of proceeds we received from the Series 1 and
Series H preferred stock issuances to the Series H warrants (which was reduced by $2.4 million of direct costs), with such valuation determined using the Black-Scholes Model, in order to establish an initial fair value for the Series H warrants. The remaining proceeds were allocated to the Series 1 and Series H preferred stock balances based on their initial relative fair values. This resulted in an initial allocation of $193.9 million and $320.4 million to the Series H and Series 1 preferred stock, respectively. The Series H preferred stock was converted into shares of SoFi Technologies common stock in conjunction with the Business Combination.
Subsequent to the initial measurement and until the Business Combination, the Series H warrants were measured at fair value on a recurring basis and classified as Level 3 because of our reliance on unobservable assumptions, with fair value changes recognized within noninterest expense—general and administrative in the consolidated statements of operations and comprehensive income (loss). On May 28, 2021, in conjunction with the Closing of the Business Combination, we measured the final fair value of our Series H warrants. Subsequently, we reclassified the Series H warrant liability of $161,775 into permanent equity, as the terms of the Series H instrument no longer necessitated liability accounting. Therefore, we did not measure the warrants at fair value subsequent to May 28, 2021.
The key inputs into our Black-Scholes Model valuation as of December 31, 2020 and as of May 28, 2021, the final measurement date, were as follows:

Input	May 28, 2021	December 31, 2020
Risk-free interest rate	0.3%	0.2%
Expected term (years)	2.9	3.4
Expected volatility	33.9%	32.6%
Dividend yield	—%	—%
Exercise price	$8.86	$8.86
Fair value of Series H preferred stock	$21.89	$9.74
The Company’s use of the Black-Scholes Model required the use of subjective assumptions:
•The risk-free interest rate assumption was initially based on the five-year U.S. Treasury rate, which was commensurate with the expected term of the warrants. At inception, we assumed that the term would be five years, given by design the warrants were only expected to extend for greater than five years if the Company was still not publicly traded by that point in time. The expected term assumption used reflects the five-year term less time elapsed since initial measurement. An increase in the expected term, in isolation, would typically correlate to a higher risk-free interest rate and result in an increase in the fair value measurement of the warrant liabilities and vice versa. See below for a development in connection with the Business Combination.
•Our expected volatility assumptions reflected the expectation that the Series H warrants would convert into common stock upon consummation of the Business Combination, and the Series H preference would be of no further effect, in which case the Series H preference would not have a material impact on the stock volatility measure. As such, the expected volatility assumptions reflect our common stock volatilities as of May 28, 2021 and December 31, 2020. An increase in the expected volatility, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.
•The fair value measurement of the Series H preferred stock as of December 31, 2020 was informed from a common stock transaction during December 2020 at a price of $10.57 per common share. We determined that this common stock transaction was a reasonable proxy for the valuation of the Series H preferred stock as of December 31, 2020 due to the proximity to an expected Business Combination; therefore, other than adjusting for the Series H exchange ratio, no further adjustments were made for the Series H concluded price per share. As of May 28, 2021, the fair value measurement of the Series H redeemable preferred stock was determined based on the observable closing price of SCH stock (ticker symbol “IPOE”) on the measurement date multiplied by the weighted average exchange ratio of the Series H preferred stock.
•We assumed no dividend yield because we have historically not paid out dividends to our preferred stockholders, other than to the Series 1 preferred stockholders, which is considered a special circumstance.
The following table presents the changes in the fair value of the Series H warrant liabilities during the periods prior to the Closing of the Business Combination.

Warrant Liabilities
Fair value as of January 1, 2020	$19,434
Change in valuation inputs or other assumptions(1)	20,525
Fair value as of December 31, 2020	$39,959
Change in valuation inputs or other assumptions(1)	121,816
Reclassification to permanent equity in conjunction with the Business Combination(2)	(161,775)
Fair value as of December 31, 2021	$—
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(1)Changes in valuation inputs or other assumptions are recognized within noninterest expense—general and administrative in the consolidated statements of operations and comprehensive income (loss).
(2)Upon the Closing of the Business Combination, Social Finance Series H warrants were converted into SoFi Technologies common stock warrants and reclassified to permanent equity, as the warrants no longer had features requiring liability based accounting and, therefore, represented a non-cash activity.